Exhibit 10.1

Execution Version

INCREMENTAL JOINDER AGREEMENT NO. 2

This INCREMENTAL JOINDER AGREEMENT NO. 2 (this “Agreement”), dated as of November 8, 2018, and effective as of the Effective Date (as hereinafter defined), is made and entered into by and among GOLDEN ENTERTAINMENT, INC., a Minnesota corporation (“Borrower”), the SUBSIDIARY GUARANTORS party hereto, each of the INCREMENTAL EXISTING TRANCHE REVOLVING LENDERS (as hereinafter defined) party hereto and JPMORGAN CHASE BANK, N.A., as administrative agent under the Credit Agreement referred to below (in such capacity, together with its successors and assigns, the “Administrative Agent”).

RECITALS:

WHEREAS, reference is hereby made to the First Lien Credit Agreement, dated as of October 20, 2017, as amended by that certain Incremental Joinder Agreement No. 1, dated as of June 11, 2018 (as further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Borrower, the Guarantors, the banks, financial institutions and other entities from time to time party thereto as lenders (including the L/C Lenders and the Swingline Lender), Administrative Agent, JPMorgan Chase Bank, N.A., as collateral agent, and the other parties thereto;

WHEREAS, pursuant to Section 2.12 of the Credit Agreement, Borrower has requested to increase the aggregate amount of the Revolving Commitments under the Credit Agreement by utilizing the Shared Fixed Incremental Amount, and the Borrower has requested that each financial institution party hereto and listed on Schedule A hereto (each, an  “Incremental Existing Tranche Revolving Lender”, and collectively, the “Incremental Existing Tranche Revolving Lenders”) provide, on a several and not a joint basis, an Incremental Existing Tranche Revolving Commitment (as defined in the Credit Agreement) in the amount set forth opposite such Incremental Existing Tranche Revolving Lender’s name on Schedule A hereto (the “Incremental Existing Tranche Revolving Commitments” and the loans made thereunder, the “Incremental Existing Tranche Revolving Loans”); and

WHEREAS, each Incremental Existing Tranche Revolving Lender party hereto and Administrative Agent is willing, on the terms and subject to the conditions set forth below, to enter into this Agreement.

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.1Definitions

.  Except as otherwise expressly provided herein, capitalized terms used in this Agreement (including in the Recitals and the introductory paragraph above) shall have the meanings given in the Credit Agreement, and the rules of construction set forth in the Credit Agreement shall apply to this Agreement.

ARTICLE II

AGREEMENT TO PROVIDE INCREMENTAL EXISTING TRANCHE REVOLVING COMMITMENTS

SECTION 2.1Agreement to Provide Incremental Existing Tranche Revolving Commitments

.  Each Incremental Existing Tranche Revolving Lender hereby agrees, severally and not jointly, to provide its respective Incremental Existing Tranche Revolving Commitment in the amount set forth opposite such Incremental Existing Tranche Revolving Lender’s name on Schedule A hereto annexed hereto on the terms set forth in this Agreement and the Credit Agreement and subject to the conditions set forth herein, and its Incremental Existing Tranche Revolving Commitment shall be binding as of the Effective Date.

SECTION 2.2New Loans and Commitments

.  The Incremental Existing Tranche Revolving Commitment of each Incremental Existing Tranche Revolving Lender is in addition to such Incremental Existing Tranche Revolving Lender’s existing Loans and Commitments under the Credit Agreement immediately prior to the Effective Date, if any (which shall continue under and be subject in all respects to the Credit Agreement (and the other Credit Documents).

SECTION 2.3Incremental Existing Tranche Revolving Commitments

.

(a)This Agreement represents Borrower’s request for Incremental Existing Tranche Revolving Commitments to be provided on the terms and subject to the conditions set forth herein on the Effective Date and for the Incremental Existing Tranche Revolving Loans to be made thereunder to be funded from time to time after the Effective Date in accordance with the Credit Agreement.  It is the understanding, agreement and intention of the parties that (i) the Incremental Existing Tranche Revolving Commitments shall be part of the same Tranche of Commitments as the Closing Date Revolving Commitments and shall constitute Closing Date Revolving Commitments, Incremental Existing Tranche Revolving Commitments (as defined in the Credit Agreement), Revolving Commitments and Commitments under the Credit Agreement and the other Credit Documents and (ii) all Incremental Existing Tranche Revolving Loans incurred pursuant to the Incremental Existing Tranche Revolving Commitments shall be part of the same Tranche of Loans as the Revolving Loans incurred pursuant the Closing Date Revolving Commitments and shall constitute Loans and Revolving Loans under the Credit Agreement and the other Credit Documents.  The Incremental Existing Tranche Revolving Commitments and Incremental Existing Tranche Revolving Loans shall be subject to the provisions of the Credit Agreement and the other Credit Documents and shall be on terms and conditions identical to the Closing Date Revolving Commitments and the Revolving Loans incurred pursuant to the Closing Date Revolving Commitments, respectively, in each case, under the Credit Agreement immediately prior to the Effective Date (after giving effect to any amendments under this Agreement). As of the Effective Date and giving effect to all of the transactions occurring on the Effective Date, each Incremental Existing Tranche Revolving Lender shall have total Revolving Commitments in the amount set opposite its name set forth on Annex A-1 (as amended pursuant to this Agreement) annexed hereto as Schedule B.

(b)The Incremental Existing Tranche Revolving Commitments shall be part of the same Tranche of Commitments as the Closing Date Revolving Commitments and may be drawn from time to time after the Effective Date in accordance with Section 2.01(a) of the Credit Agreement and shall terminate as set forth in Section 2.04(a)(iii) of the Credit Agreement.  The Incremental Existing Tranche Revolving Loans borrowed under the Incremental Existing Tranche Revolving Commitments shall be part of the same Tranche of Loans as the Revolving Loans incurred pursuant the Closing Date Revolving Commitments and shall be repaid in accordance with Section 3.01(a) of the Credit Agreement.

SECTION 2.4Agreements of Revolving Lenders

.  Each Incremental Existing Tranche Revolving Lender (a) confirms that it has received a copy of the Credit Agreement, this Agreement and the other Credit Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (b) agrees that it will, independently and without reliance upon Administrative Agent or any other Lender or Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, the other Credit Documents or any other instrument or document furnished pursuant hereto or thereto; (c) appoints and authorizes each applicable Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement, the other Credit Documents or any other instrument or document furnished pursuant hereto or thereto as are delegated to each such Agent, as applicable, by the terms thereof, together with such powers as are incidental thereto; (d) hereby affirms the acknowledgements and representations of such Incremental Existing Tranche Revolving Lender as a Lender contained in Section 12.07 of the Credit Agreement; and (e) agrees that it will be bound by the provisions of the Credit Agreement and will perform in accordance with the terms of the Credit Agreement all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender, including its obligations pursuant to Section 13.05 of the Credit Agreement.  Each Incremental Existing Tranche Revolving Lender acknowledges and agrees that upon its execution of this Agreement that such Incremental Existing Tranche Revolving Lender shall on and as of the Effective Date become, or continue to be, a “Revolving Lender” and a “Lender”  under, and for all purposes of, the Credit Agreement and the other Credit Documents, shall be subject to and bound by the terms thereof, shall perform all the obligations of and shall have all rights of a Lender thereunder, and shall make available such amount to fund its ratable share of outstanding Incremental Existing Tranche Revolving Loans from time to time after the Effective Date in accordance with the Credit Agreement.  Each Incremental Existing Tranche Revolving Lender has delivered herewith to Borrower and Administrative Agent such forms, certificates or other evidence with respect to United States federal income tax withholding matters as such Incremental Existing Tranche Revolving Lender may be required to deliver to Borrower and Administrative Agent pursuant to Section 5.06 of the Credit Agreement.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

To induce the Incremental Existing Tranche Revolving Lenders to enter into this Agreement and provide the Incremental Existing Tranche Revolving Commitments, Borrower represents to Administrative Agent and each of the Incremental Existing Tranche Revolving Lenders that, as of the Effective Date and giving effect to all of the transactions occurring on the Effective Date:

SECTION 3.1Corporate Existence

.  Borrower and each Restricted Subsidiary (a) is a corporation, partnership, limited liability company or other entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization; (b)(i) has all requisite corporate or other power and authority, and (ii) has all governmental licenses, authorizations, consents and approvals necessary to own its Property and carry on its business as now being conducted; and (c) is qualified to do business and is in good standing in all jurisdictions in which the nature of the business conducted by it makes such qualification necessary; except, in the case of clauses (b)(ii) and (c) where the failure thereof individually or in the aggregate would not reasonably be expected to have a Material Adverse Effect.

SECTION 3.2Action; Enforceability

.  Borrower and each Restricted Subsidiary has all necessary corporate or other organizational power, authority and legal right to execute, deliver and perform its obligations under this Agreement and to consummate the transactions herein contemplated; the execution, delivery and performance by Borrower and each Restricted Subsidiary of this Agreement and the consummation of the transactions herein contemplated have been duly authorized by all necessary corporate, partnership or other organizational action on its part; and this Agreement has been duly and validly executed and delivered by each Credit Party and constitutes its legal, valid and binding obligation, enforceable against each Credit Party in accordance with its terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws of general applicability from time to time in effect affecting the enforcement of creditors’ rights and remedies and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

SECTION 3.3No Breach; No Default

.

(a)None of the execution, delivery and performance by any Credit Party of this Agreement nor the consummation of the transactions herein contemplated do or will (i) conflict with or result in a breach of, or require any consent (which has not been obtained and is in full force and effect) under (x) any Organizational Document of any Credit Party or (y) any applicable Requirement of Law (including, without limitation, any Gaming Law) or (z) any order, writ, injunction or decree of any Governmental Authority binding on any Credit Party, or tortiously interfere with, result in a breach of, or require termination of, any term or provision of any Contractual Obligation of any Credit Party or (ii) constitute (with due notice or lapse of time or both) a default under any such Contractual Obligation or (iii) result in or require the creation or imposition of any Lien (except for the Liens created pursuant to the Security Documents) upon any Property of any Credit Party pursuant to the terms of any such Contractual Obligation, except with respect to (i)(y), (i)(z), (ii) or (iii) which would not reasonably be expected to result in a Material Adverse Effect; and

(b)No Default or Event of Default has occurred and is continuing.

SECTION 3.4Credit Document Representations

.  Each of the representations and warranties made by Borrower or any of the other Credit Parties in or pursuant to the Credit Agreement and the other Credit Documents to which such entity is a party are true and correct in all material respects as of such date (except to the extent such representations and warranties are qualified by “materiality” or “Material Adverse Effect,” in which case such representations and warranties shall be true and correct in all respects), as applicable, with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date (except to the extent such representations and warranties are qualified by “materiality” or “Material Adverse Effect,” in which case such representations and warranties shall be true and correct in all respects)).

ARTICLE IV

CONDITIONS TO THE EFFECTIVE DATE

This Agreement shall become effective on the date (the “Effective Date”) on which each of the following conditions is satisfied or waived:

SECTION 4.1Execution of Counterparts

.  Administrative Agent shall have received executed counterparts of this Agreement from each Credit Party and each of the Incremental Existing Tranche Revolving Lenders.

SECTION 4.2Revolving  Note.   Administrative Agent shall have received copies of the Revolving Notes, substantially in the form of Exhibit A-1 of the Credit Agreement, and duly completed and executed, for each Incremental Existing Tranche Revolving Lender that requested a Revolving Note at least three (3) Business Days prior to the Effective Date.

SECTION 4.3Corporate Documents

.  Administrative Agent shall have received (i) copies of the Organizational Documents of Borrower and the Subsidiary Guarantors set forth on Schedule C hereto (the “Specified Subsidiary Guarantors”, and together with Borrower, the “Specified Credit Parties”), (ii) evidence of all corporate or other applicable authority for each Specified Credit Party (including a resolution or written consent and incumbency certificate) with respect to the execution, delivery and performance of this Agreement, certified as of the Effective Date as complete and correct copies thereof by a Responsible Officer of Borrower, and (iii) copies of the certificates of good standing or the equivalent (if any) for each Specified Credit Party from the office of the secretary of state or other appropriate governmental department or agency of the state of its formation, incorporation or organization, in each case dated a recent date prior to the Effective Date.

SECTION 4.4Opinions of Counsel

.  Administrative Agent shall have received a favorable written opinion of (i) Latham & Watkins LLP, special New York counsel for the Specified Credit Parties, (ii) Gray, Plant, Mooty, Mooty & Bennett, P.A., special Minnesota counsel for the Specified Credit Parties, (iii) Alonso Law Limited, special Nevada counsel for the Specified Credit Parties and (iv) Duane Morris, special Maryland counsel for the Specified Credit Parties, in each case (A) dated the Effective Date, (B) addressed to Administrative Agent and the Incremental Existing Tranche Revolving Lenders and (C) in a form reasonably satisfactory to Administrative Agent and addressing matters relating to the Specified Credit Parties as reasonably requested by Administrative Agent.

SECTION 4.5No Default or Event of Default; Representations and Warranties True

.  Both immediately prior to and immediately after giving effect to this Agreement and all of the transactions contemplated in connection therewith:

(a)no Default or Event of Default shall have occurred and be continuing; and

(b)each of the representations and warranties made by the Credit Parties in Article III hereof shall be true and correct in all material respects on and as of the Effective Date (it being understood and agreed that any such representation or warranty which by its terms is made as of an earlier date shall be required to be true and correct in all material respects only as such earlier date, and that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct in all respects on the applicable date).

SECTION 4.6Flood Insurance Requirements

.  Administrative Agent shall have received from Borrower (i) a completed “Life-of-Loan” Federal Emergency Management Agency standard flood hazard determination with respect to each Mortgaged Real Property and if such Mortgaged Real Property is located in a special flood hazard area, a notice about special flood hazard area status and flood disaster assistance duly executed by Borrower and the applicable Credit Party relating thereto together with evidence of insurance as required pursuant to Section 9.02(c) of the Credit Agreement.

SECTION 4.7Patriot Act

.  On or prior to the Effective Date, Administrative Agent shall have received at least three (3) Business Days prior to the Effective Date all documentation and other information reasonably requested in writing at least ten (10) Business Days prior to the Effective Date by Administrative Agent that Administrative Agent reasonably determines is required by regulatory authorities from the Credit Parties under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the Act.

SECTION 4.8Fees and Expenses

.  All reasonable and documented out-of-pocket fees and expenses due to Administrative Agent required to be paid on the Effective Date (including pursuant to Section 6.10 hereof) shall have been paid (or the Borrower shall have made arrangements reasonably satisfactory to Administrative Agent for such payment).

SECTION 4.9Beneficial Ownership Certificate

.  If Borrower qualifies as a “legal entity customer” under 31 C.F.R. § 1010.230, Borrower shall deliver a certification regarding beneficial ownership as required by 31 C.F.R. § 1010.230.

SECTION 4.10Lien Searches

.  Administrative Agent shall have received results of lien searches conducted in the jurisdictions in which the Credit Parties are organized, in each case, dated a recent date prior to the Effective Date.

SECTION 4.11Officer’s Certificate

.  Administrative Agent shall have received a certificate signed by a Responsible Officer of the Borrower certifying as to the satisfaction of the conditions set forth in paragraphs (a) and (b) of Section 4.5 as of the Effective Date.

SECTION 4.12Real Property

.  Administrative Agent shall have received an e-mail confirmation from local counsel in each jurisdiction where a Mortgaged Real Property that is subject to a Mortgage as of the Effective Date is located, in form and substance reasonably satisfactory to Administrative Agent, to the effect that:

(a)the recording of the existing Mortgage is the only filing or recording necessary to give constructive notice to third parties of the lien created by such Mortgage as security for the Secured Obligations (as defined therein), including the Secured Obligations evidenced by the Credit Agreement as amended by this Agreement and the other documents executed in connection therewith, for the benefit of the Secured Parties; and

(b)no other payment of any mortgage recording taxes or similar taxes, are necessary or appropriate under applicable law in connection with the execution of this Agreement in order to maintain the continued enforceability, validity or priority of the lien created by such Mortgage as security for the Secured Obligations, including the Secured Obligations evidenced by the Credit Agreement as amended by this Agreement and the other documents executed in connection therewith, for the benefit of the Secured Parties.

ARTICLE V

VALIDITY OF OBLIGATIONS AND LIENS

SECTION 5.1Validity of Obligations

.  Borrower and each Guarantor acknowledges and agrees that, both before and after giving effect to this Agreement, Borrower and each Guarantor is, jointly and severally, indebted to the Lenders and the other Secured Parties for the Obligations (including the Obligations in respect of the Incremental Existing Tranche Revolving Commitments provided pursuant to this Agreement), without defense, counterclaim or offset of any kind.  Borrower and each Guarantor hereby ratifies and reaffirms the validity, enforceability and binding nature of such Obligations both before and after giving effect to this Agreement (except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors’ rights generally and subject to general principles of equity).

SECTION 5.2Validity of Liens and Credit Documents

.  Borrower and each Guarantor hereby ratifies and reaffirms its obligations under the Credit Documents to which it is a party and its prior grant and the validity and enforceability (except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors’ rights generally and subject to general principles of equity) of the Liens and security interests granted to Collateral Agent for the benefit of the Secured Parties to secure all of the Obligations (including the Obligations in respect of the Incremental Existing Tranche Revolving Commitments provided pursuant to this Agreement) by Borrower and each Guarantor pursuant to the Credit Documents to which any of Borrower or such Guarantor is a party and hereby confirms and agrees that after giving effect to this Agreement, all such Liens and security interests and each such Credit Document is, and shall continue to be, in full force and effect and each is hereby ratified and confirmed in all respects.

ARTICLE VI

MISCELLANEOUS

SECTION 6.1Notice

.  For purposes of the Credit Agreement, the initial notice address of each Incremental Existing Tranche Revolving Lender (other than any Incremental Existing Tranche Revolving Lender that, immediately prior to the execution of this Agreement, is a “Lender” under the Credit Agreement) shall be as set forth below its signature to this Agreement.

SECTION 6.2Amendment, Modification and Waiver

.  This Agreement may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of Borrower and Administrative Agent (acting at the direction of such Lenders as may be required under Section 13.04 of the Credit Agreement).

SECTION 6.3Entire Agreement

.  This Agreement, the Credit Agreement and the other Credit Documents, constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.

SECTION 6.4GOVERNING LAW

.  THIS AGREEMENT, AND ANY CLAIMS, CONTROVERSIES, DISPUTES, OR CAUSES OF ACTION (WHETHER ARISING UNDER CONTRACT LAW, TORT LAW OR OTHERWISE) BASED UPON OR RELATING TO THIS AGREEMENT, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW PRINCIPLES THAT WOULD APPLY THE LAWS OF ANOTHER JURISDICTION.

SECTION 6.5SUBMISSION TO JURISDICTION

.  EACH PARTY HERETO AGREES THAT SECTION 13.09(b) OF THE CREDIT AGREEMENT SHALL APPLY TO THIS AGREEMENT MUTATIS MUTANDIS.

SECTION 6.6Severability

.  Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Agreement.

SECTION 6.7Counterparts

.  This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed signature page to this Agreement by facsimile or other electronic transmission (including portable document format (“.pdf”) or similar format) shall be effective as delivery of a manually executed counterpart hereof.

SECTION 6.8Credit Document

.  This Agreement shall constitute an “Incremental Joinder Agreement” and a “Credit Document”, each as defined in the Credit Agreement.

SECTION 6.9No Novation

.  This Agreement shall not extinguish the obligations for the payment of money outstanding under the Credit Agreement or discharge or release the priority of any Credit Document (or any other security therefor.  Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Credit Agreement, any of the other Credit Documents or the instruments, documents and agreements securing the same, which shall remain in full force and effect.  Nothing in this Agreement shall be construed as a release or other discharge of Borrower or any other Credit Party from any of its obligations and liabilities under the Credit Agreement or the other Credit Documents.

SECTION 6.10Expenses

.  The Borrower agrees to reimburse Administrative Agent for its reasonable and documented out-of-pocket expenses incurred by them in connection with this Agreement, including the reasonable and documented fees, charges and disbursements of Cahill Gordon & Reindel llp, counsel for Administrative Agent.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties have caused this Incremental Joinder Agreement No. 2 to be duly executed as of the day and year first above written, to be effective as of the Effective Date.

GOLDEN ENTERTAINMENT, INC.,

as Borrower

By: _/s/ Charles H. Protell________________

Name: Charles H. Protell
Title: Executive Vice President, Chief Strategy Officer and Chief Financial Officer

[Signature Page to Incremental Joinder Agreement No. 2]

GOLDEN HOLDINGS, INC.

77 GOLDEN GAMING, LLC

GOLDEN ROUTE OPERATIONS-MONTANA LLC

BIG SKY GAMING MANAGEMENT, LLC

GOLDEN ROUTE OPERATIONS-ILLINOIS LLC

GOLDEN ROUTE OPERATIONS-PENNSYLVANIA LLC

SARTINI SYNERGY ONLINE, LLC

GOLDEN GAMING, LLC,

each as a Guarantor

By: _/s/ Charles H. Protell________________

Name: Charles H. Protell
Title: Executive Vice President, Chief Strategy Officer and Chief Financial Officer of Golden Entertainment, Inc., in such capacity acting as agent for each of the foregoing entities

[Signature Page to Incremental Joinder Agreement No. 2]

GOLDEN AVIATION, LLC

GOLDEN PAHRUMP NUGGET, LLC

GOLDEN PAHRUMP TOWN, LLC

GOLDEN PAHRUMP LAKESIDE, LLC

GOLDEN ROUTE OPERATIONS LLC

GOLDEN TAVERN GROUP, LLC

SARTINI GAMING, LLC

MARKET GAMING, LLC

CARDIVAN, LLC

CORRAL COUNTRY COIN, LLC,

each as a Guarantor

By: _/s/ Charles H. Protell________________

Name: Charles H. Protell
Title: Executive Vice President, Chief Strategy Officer and Chief Financial Officer of Golden Entertainment, Inc., in such capacity acting as agent for each of the foregoing entities

[Signature Page to Incremental Joinder Agreement No. 2]

GOLDEN - PT’S PUB STEWART-NELLIS 2, LLC

GOLDEN - PT’S PUB EAST SAHARA 3, LLC

GOLDEN - PT’S PUB CHEYENNE-NELLIS 5, LLC

GOLDEN - PT’S PUB SUMMERLIN 6, LLC

GOLDEN - PT’S PUB VEGAS VALLEY 7, LLC

GOLDEN - PT’S PUB WEST SAHARA 8, LLC

GOLDEN - PT’S PUB SPRING MOUNTAIN 9, LLC

GOLDEN - PT’S PUB FLAMINGO 10, LLC

GOLDEN - PT’S PUB RAINBOW 11, LLC

GOLDEN - PT’S PUB DURANGO 12, LLC

GOLDEN - PT’S PUB WARM SPRINGS 13, LLC

GOLDEN - PT’S PUB TWAIN 14, LLC

GOLDEN - PT’S PUB TROPICANA 15, LLC

GOLDEN - PT’S PUB WINTERWOOD 16, LLC

GOLDEN - PT’S PUB SUNSET-PECOS 17, LLC

GOLDEN - PT’S PUB MLK 18, LLC

GOLDEN - PT’S PUB TUNES 19, LLC

GOLDEN - PT’S PUB DECATUR-HACIENDA 20, LLC

GOLDEN - PT’S PUB DECATUR-SOBB 21, LLC

GOLDEN - PT’S PUB SILVERADO-MARYLAND 22, LLC

GOLDEN - PT’S PUB SILVERADO-BERMUDA 23, LLC

GOLDEN - PT’S PUB SUNRISE 24, LLC

GOLDEN - PT’S PUB HUALAPAI 25, LLC

GOLDEN – PT’S PUB BIG GAME 26, LLC

GOLDEN – PT’S PUB CANTINA 27, LLC

GOLDEN – PT’S PUB FORT APACHE 29, LLC

GOLDEN-PT’S PUB ANN 30, LLC

GOLDEN - PT’S PUB RUSSELL 31, LLC

GOLDEN-PT’S PUB CENTENNIAL 32, LLC

GOLDEN - PT’S PUB HORIZON 33, LLC

GOLDEN - PT’S PUB ST. ROSE 35, LLC

GOLDEN - PT’S PUB EASTERN 36, LLC

GOLDEN - PT’S PUB RACETRACK 37, LLC

GOLDEN - PT’S PUB ANTHEM 38, LLC

GOLDEN - PT’S PUB SUNSET-BUFFALO 39, LLC

GOLDEN-PT’S PUB TRIPLE BAR 40, LLC

GOLDEN-PT’S PUB OCEANS 41, LLC

GOLDEN-PT’S PUB DESERT INN 42, LLC

GOLDEN - PT’S PUB SPRING VALLEY 44, LLC,

each as a Guarantor

By: _/s/ Charles H. Protell________________

Name: Charles H. Protell
Title: Executive Vice President, Chief Strategy Officer and Chief Financial Officer of Golden Entertainment, Inc., in such capacity acting as agent for each of the foregoing entities

[Signature Page to Incremental Joinder Agreement No. 2]

GOLDEN-O’ACES BAR RAINBOW 46, LLC

GOLDEN-O’ACES BAR POST 47, LLC

GOLDEN - PT’S PUB FOOTHILLS 48, LLC

GOLDEN-PT’S PUB FRED’S 49, LLC

GOLDEN-PT’S PUB CROSSROADS TC 50, LLC

GOLDEN-PT’S PUB WHITNEY RANCH 51, LLC

GOLDEN-PT’S PUB BLACK MOUNTAIN 52, LLC

GOLDEN-PT’S PUB MOLLY MALONE’S 53 LLC

GOLDEN-PT’S PUB KAVANAUGH’S 54 LLC

GOLDEN-PT’S PUB SEAN PATRICK’S 55 LLC

GOLDEN-PT’S PUB MORRISSEY’S 56 LLC

GOLDEN-PT’S PUB GB’S 57 LLC

GOLDEN-PT’S PUB OWL 58 LLC

GOLDEN-PT’S PUB FIRESIDE 59 LLC

GOLDEN-PT’S PUB MOUNTAINSIDE 60 LLC

GOLDEN-PT’S PUB OYSTER 61 LLC

GOLDEN-PT’S PUB BEANO’S 62 LLC

GOLDEN-PT’S PUB BREW 63 LLC

GOLDEN-PT’S PUB RANCH 64 LLC

GOLDEN-PT’S BWS 65 LLC

GOLDEN-PT’S SRD 66 LLC

GOLDEN-PT’S OSO BLANCA 67 LLC

GOLDEN-PT’S EL CAPITAN 68 LLC

GOLDEN-PT’S WEST MARTIN 69 LLC

GOLDEN-PT’S HUNTINGTON COVE 70 LLC

GOLDEN-PT’S GVHR 71 L.L.C.

GOLDEN-PT’S PECCOLE SAHARA 72 LLC

GOLDEN-PT’S DECATUR 73 LLC

GOLDEN-PT’S BUFFALO-BLUE DIAMOND 74 LLC

GOLDEN-PT’S LV CACTUS 75 LLC

GOLDEN-PT’S MAULE 76 LLC

GOLDEN-SIERRA GOLD DOUBLE R 1, LLC

GOLDEN-SIERRA JUNCTION DOUBLE R 2, LLC

SIERRA GOLD JONES 3, LLC

SIERRA GOLD BUFFALO 4, LLC

SIERRA GOLD STEPHANIE 5, LLC

SIERRA GOLD ALIANTE 6, LLC

SIERRA GOLD FLAMINGO 7 LLC

GOLDEN RR EASTERN 3, LLC

BONNIE’S 1 LLC,

each as a Guarantor

By: _/s/ Charles H. Protell________________

Name: Charles H. Protell
Title: Executive Vice President, Chief Strategy Officer and Chief Financial Officer of Golden Entertainment, Inc., in such capacity acting as agent for each of the foregoing entities

[Signature Page to Incremental Joinder Agreement No. 2]

LAKES GAME DEVELOPMENT, LLC

LAKES GAMING AND RESORTS, LLC

LAKES JAMUL, INC.

LAKES KAR SHINGLE SPRINGS, L.L.C.

LAKES KEAN ARGOVITZ RESORTS-CALIFORNIA, L.L.C.

LAKES NIPMUC, LLC

LAKES PAWNEE CONSULTING, LLC

LAKES SHINGLE SPRINGS, INC.

LAKES MARYLAND DEVELOPMENT, LLC

EVITTS RESORT, LLC,

each as a Guarantor

By: _/s/ Charles H. Protell________________

Name: Charles H. Protell
Title: Executive Vice President, Chief Strategy Officer and Chief Financial Officer of Golden Entertainment, Inc., in such capacity acting as agent for each of the foregoing entities

[Signature Page to Incremental Joinder Agreement No. 2]

GOLDEN CASINOS NEVADA LLC

ACEP ADVERTISING AGENCY, LLC

STRATOSPHERE LEASING, LLC

ACEP INTERACTIVE, LLC

STRATOSPHERE GAMING LLC

AQUARIUS GAMING LLC

ARIZONA CHARLIE’S, LLC

FRESCA, LLC

STRATOSPHERE ENTERTAINMENT L.L.C.

W2007 STRATOSPHERE LAND PROPCO, LLC,

each as a Guarantor

By: _/s/ Charles H. Protell________________

Name: Charles H. Protell
Title: Executive Vice President, Chief Strategy Officer and Chief Financial Officer of Golden Entertainment, Inc., in such capacity acting as agent for each of the foregoing entities

[Signature Page to Incremental Joinder Agreement No. 2]

Acknowledged and Agreed by:

jpmorgan chase bank, n.a., as Administrative Agent

By:       /s/ Chiara Carter

Name:  Chiara Carter

Title:     Executive Director

[Signature Page to Incremental Joinder Agreement No. 2]

CAPITAL ONE, n.a.,
as Incremental Existing Tranche Revolving Lender

By:      /s/ Wallace Lo

Name:  Wallace Lo

Title:    Duly Authorized Signatory

Notice Information:

Name: Wallace Lo

Address: 299 Park Ave Fl, 23, New York, NY

Telephone: (347) 213-0121

Email: Wallace.Lo@CapitalOne.com

Name: Kristopher Tracy

Address: 299 Park Ave Fl, 23, New York, NY

Telephone: (646) 836-5433

Email: Kristopher.Tracy@CapitalOne.com

[Signature Page to Incremental Joinder Agreement No. 2]

CITZENS BANKS, n.a.,
as Incremental Existing Tranche Revolving Lender

By:      /s/ Sean McWhinnie

Name:  Sean McWhinnie

Title:    Director

Notice Information:

Address: 600 Washington Blvd., Stamford, CT 06901

Telephone: (203) 900-6806

Email: sean.c.mcwhinnie@citizensbank.com

[Signature Page to Incremental Joinder Agreement No. 2]

FIFTH THIRD BANK,
as Incremental Existing Tranche Revolving Lender

By:      /s/ Knight D. Kieffer

Name:  Knight D. Kieffer

Title:    Managing Director

Notice Information:

Address: 214 N. Tryon St., 17th Floor, Charlotte, NC 28202

Telephone: (704) 808-5051

Email: knight.kieffer@53.com

[Signature Page to Incremental Joinder Agreement No. 2]

SCHEDULE A

INCREMENTAL EXISTING TRANCHE REVOLVING COMMITMENTS

Incremental Existing Tranche Revolving Lender	Commitment Amount
Fifth Third Bank	$20,000,000
Capital One, N.A.	$20,000,000
Citizens Bank, N.A.	$20,000,000
Total Incremental Existing Tranche Revolving Commitments:	$60,000,000

Schedule A-1

SCHEDULE B

ANNEX A-1

REVOLVING COMMITMENTS

Lender	Revolving Commitment	L/C Commitment
Fifth Third Bank	$20,000,000	n/a
Capital One, N.A.	$20,000,000	n/a
Citizens Bank, N.A.	$20,000,000	n/a
Total Revolving Commitments:	$60,000,000	n/a

Schedule B-1

SCHEDULE C

SPECIFIED SUBSIDIARY GUARANTORS

1.	Arizona Charlie’s, LLC
2.	Aquarius Gaming LLC
3.	Evitts Resort, LLC
4.	Fresca, LLC
5.	Golden Gaming, LLC
6.	Golden Casinos Nevada LLC
7.	Golden Holdings, Inc.
8.	Golden Pahrump Lakeside, LLC
9.	Golden Pahrump Nugget, LLC
10.	Golden Pahrump Town, LLC
11.	Lakes Gaming and Resorts, LLC
12.	Sartini Gaming, LLC
13.	Stratosphere Gaming LLC
14.	W2007 Stratosphere Land Propco, LLC

Schedule C-1